EXHIBIT 10.1
EXECUTION VERSION

THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND
INCREMENTAL FACILITY AGREEMENT
This Third Amendment to Third Amended and Restated Credit Agreement and Incremental Facility Agreement (this “Amendment”) is dated as of June 30, 2015 and effective in accordance with Section 4 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto as subsidiary guarantors (the “Subsidiary Guarantors”), certain Subsidiaries of the Borrower party hereto as limited guarantors (the “Limited Guarantors”), the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders party to the Credit Agreement.
STATEMENT OF PURPOSE:
The Borrower, each Lender from time to time party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of March 27, 2014 (as amended hereby, by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of January 13, 2015, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 20, 2015 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested an Incremental Revolving Credit Increase in the aggregate principal amount of $100,000,000 (the “June 2015 Incremental Increase”) in accordance with the terms and conditions of Section 2.17 of the Credit Agreement.
Subject to the terms and conditions of this Amendment, certain banks and financial institutions party hereto (each an “Incremental Lender” and, collectively, the “Incremental Lenders”) have severally committed to provide the June 2015 Incremental Increase.
The Borrower has also requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (after giving effect to this Amendment).
2.    Amendments to Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:
(i)    “Third Amendment Effective Date” means June 30, 2015.
(ii)    “Timber Ridge Construction Loan” means that certain construction loan identified as “Loan B” under the Timber Ridge  Loan Agreement in the original principal amount of $94,500,000.
(iii)    “Timber Ridge Loan Agreement” means that certain Construction and Term Loan Agreement by and between LCS-Westminster Partnership II LLP, an Iowa limited liability partnership,

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as the borrower, and the Borrower, as the lender, as in effect on the Third Amendment Effective Date and any amendments, restatements, supplements or modifications thereto; provided that such loan agreement shall not be amended, restated, supplemented or otherwise modified in any manner materially adverse to the Lenders (including, without limitation, to increase the principal amount of Loan B made thereunder).
(b)    Clause (a) of the definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing “March 27, 2018” with “June 29, 2019”.

(c)    Section 2.17(a) of the Credit Agreement is hereby amended by:

(i)    replacing “Closing Date” with “Third Amendment Effective Date” in the first sentence thereof; and
(ii)    replacing “$130,000,000” with “$250,000,000” in clause (A) of the first proviso thereto.
(d)    Section 7.2 of the Credit Agreement is hereby amended by:

(i)    deleting “and” at the end of clause (f) thereof;
(ii)    inserting “and” at the end of clause (g) thereof; and
(iii)    adding a new clause (h) thereto to read in its entirety as follows:
“(h)    until June 30, 2017, the Timber Ridge Construction Loan (without giving effect to any renewal, refinancing, extension or replacement thereof); it being understood and agreed that no other loans made under the Timber Ridge Loan Agreement shall be permitted under this clause (h);”
(e)    Section 10.5(d) of the Credit Agreement is hereby amended by replacing “an agent” with “a non-fiduciary agent” in the fourth sentence of the second paragraph thereof.

(f)    Section 10.6 of the Credit Agreement is hereby amended by amending and restating the first paragraph thereof to read as follows:

“Each of the Administrative Agent, the Lenders and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below) while any Commitments are in effect, except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Law or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any permitted assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement

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or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, (i) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility or (j) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents.”

(g)    Article X of the Credit Agreement is hereby amended by adding a new Section 10.25 to read in its entirety as follows:

“SECTION 10.25    NO ADVISORY OR FIDUCIARY RESPONSIBILITY.

(a)    In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any arranger or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

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(b)    The Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that each Lender, the arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, arranger or Affiliate thereof were not a Lender or arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Facilities) and without any duty to account therefor to any other Lender, the arrangers, the Borrower or any Affiliate of the foregoing.  Each Lender, the arrangers and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the Facilities or otherwise without having to account for the same to any other Lender, the arrangers, the Borrower or any Affiliate of the foregoing.”
3.    Incremental Revolving Credit Increase.
(a)    Subject to the terms and conditions set forth in this Amendment and the Credit Agreement, each Incremental Lender (including each Person becoming a Lender by execution of this Amendment (each a “Joining Lender”) and each other Revolving Credit Lender not providing a commitment to the June 2015 Incremental Increase severally agrees that its respective Revolving Credit Commitment as of the Third Amendment Effective Date shall be as set forth opposite such Lender’s name on Annex A hereto.
(b)    Notwithstanding anything to the contrary contained in this Amendment, the Credit Agreement or any other Loan Document, the parties hereto agree that (i) the revolving loans made pursuant to the June 2015 Incremental Increase shall be (A) a “Revolving Loan” under and as defined in the Credit Agreement and (B) part of the “Revolving Credit Facility” under and as defined in the Credit Agreement, and (ii) subject to the terms of this Amendment, each Incremental Lender providing its applicable share of the June 2015 Incremental Increase shall be a “Revolving Credit Lender” under and as defined in the Credit Agreement.
(c)    The proceeds of the June 2015 Incremental Increase shall be used for general corporate purposes of the Borrower and its Subsidiaries (including (i) working capital and (ii) other permitted Investments).
(d)    Except to the extent otherwise set forth herein, the terms and conditions applicable to the June 2015 Incremental Increase shall be the same as the terms and conditions applicable to the Revolving Loans. Without limiting the generality of the foregoing, the parties hereto agree that (i) the Applicable Rate with respect to loans made pursuant to the June 2015 Incremental Increase shall be the Applicable Rate applicable to the Revolving Credit Facility as set forth in the definition of Applicable Rate in the Credit Agreement and (ii) the Swing Line Sublimit and the Letter of Credit Sublimit shall not be changed as a result of this Amendment or the transactions contemplated hereby.
(e)    By its execution hereof, each party hereto consents to (i) the Administrative Agent making such adjustments to its books and records (including adjustments to the Register) in order that the outstanding Revolving Loans and the Applicable Revolving Credit Percentages of Swing Line Loans and L/C Obligations are reallocated among the Revolving Credit Lenders (including the Incremental Lenders) in accordance with their revised Applicable Revolving Credit Percentages (after giving effect to the June 2015 Incremental Increase) and (ii) agree to make all such payments and adjustments as are necessary to effect such reallocation. In furtherance of the foregoing, the Borrower confirms its obligation to pay any and all costs required pursuant to Section 3.3 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment under the Credit Agreement).

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(f)    By its execution hereof, each party hereto consents to the June 2015 Incremental Increase and the other transactions contemplated hereby notwithstanding any prior notice requirements required by Section 2.17 of the Credit Agreement.
(g)    By its execution hereof, each party agrees that the June 2015 Incremental Increase shall not count against the total aggregate principal amount of Incremental Loan Commitments that are permitted under Section 2.17(a) of the Credit Agreement.
4.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “Third Amendment Effective Date”):
(a)    Executed Amendment. This Amendment shall have been duly authorized, executed and delivered to the Administrative Agent by the Borrower, the Subsidiary Guarantors, the Limited Guarantors and the Consenting Lenders constituting (i) the Required Lenders, (ii) all of the Incremental Lenders and (iii) all of the Revolving Credit Lenders.
(b)    No Default or Event of Default. No Default or Event of Default shall exist under the Credit Agreement or any other Loan Document as of the Third Amendment Effective Date or would result after giving effect to the June 2015 Incremental Increase and the transactions contemplated by this Amendment.
(c)    Officer’s Certificate. A certificate from a Responsible Officer of the Borrower to the effect that (i) all representations and warranties of the Loan Parties contained in this Amendment, the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (ii) none of the Loan Parties is in violation of any of the covenants contained in this Amendment, the Credit Agreement and the other Loan Documents; (iii) after giving effect to the June 2015 Incremental Increase and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; (iv) since December 31, 2014, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; and (E) each of the Loan Parties, as applicable, has satisfied each of the conditions set forth in this Section 4.
(d)    Certificate of Secretary of each Loan Party. A certificate of a Responsible Officer of each Loan Party certifying that attached thereto is a true, correct and complete copy of (i) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (ii) the bylaws or other governing document of such Loan Party as in effect on the Third Amendment Effective Date, (iii) resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the June 2015 Incremental Increase and the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and any other document to be executed on the Third Amendment Effective Date to which it is a party, and (iv) each certificate required to be delivered pursuant to Section 4(e); provided that, with respect to any of the items described in clauses (i) and (ii) above, the respective certification may instead be that there have been no changes to the relevant documents since the Closing Date or that any changes from such documents are attached, and to the extent so certified, the documents delivered on the Closing Date need not be redelivered hereunder.
(e)    Certificates of Good Standing. Certificates as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Loan

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Party is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Loan Party has filed required tax returns and owes no delinquent taxes.
(f)    Opinions of Counsel. Opinions of counsel to the Loan Parties addressed to the Administrative Agent and the Lenders with respect to the Loan Parties, this Amendment and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders).
(g)    Timber Ridge Construction Loan Agreement. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully-executed copy of the Timber Ridge Construction Loan Agreement (including all exhibits and schedules thereto), certified as true, correct and complete as of Third Amendment Effective Date by a Responsible Officer of the Borrower.
(h)    Prudential Amendment. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully-executed copy of an amendment to the Prudential Note Purchase Agreement with respect to the transactions contemplated by this Amendment, certified as true, correct and complete as of Third Amendment Effective Date by a Responsible Officer of the Borrower.
(i)    Amendment Fee. The Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each Consenting Lender (including Wells Fargo) that executes and delivers this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on June 30, 2015, an amendment fee in an amount equal to (i) 0.05% times (ii) the sum of (A) the aggregate amount of the Revolving Credit Commitment of such Consenting Lender and (B) the aggregate outstanding amount of Term Loans of such Consenting Lender (in the case of both clauses (A) and (B) above, determined immediately prior to the Third Amendment Effective Date).
(j)    Fees and Expenses. The Administrative Agent and Wells Fargo Securities shall have been paid or reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and the fees set forth in that certain letter agreement dated as of June 19, 2015 by and between Wells Fargo Securities and the Borrower.
(k)    Other Documents. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.
5.    Effect of this Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, consent to, or modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, consent to, or modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect

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references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
6.    Representations and Warranties/No Default. By its execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(b)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(c)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
7.    Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party and (c) agrees that any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
8.    Joining Lenders. By its execution of this Amendment, each Joining Lender, hereby acknowledges, agrees and confirms that, on and after the date hereof, (a) it will be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Lender under the Credit Agreement as if it had executed the Credit Agreement; (b) it will be bound by, all of the terms, provisions and conditions contained in the Credit Agreement; (c) it has received a copy of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, any other Lender or any of their Related Parties, to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement; (d) it will, independently and without reliance upon the Administrative Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder; (e) it is an Eligible Assignee (after giving effect to the consents set forth on the signature pages to this Amendment); (f) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (g) it will perform in accordance with their terms all of the obligations

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which by the terms of the Loan Documents are required to be performed by it as a Lender and (h) it will provide any additional documentation (including, without limitation, any assignments to be executed in connection with the Amendment) to evidence its status as a Lender as of the Third Amendment Effective Date or as required to be delivered by it pursuant to the terms of the Credit Agreement.
9.    Governing Law. THIS     AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
11.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By:     /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    CEO

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

SUBSIDIARY GUARANTORS:

NHI/REIT, INC., a Maryland corporation

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

FLORIDA HOLDINGS IV, LLC,
a Delaware limited liability company

By:    NHI/REIT, Inc., its Sole Member

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

NHI/ANDERSON, LLC,
a Delaware limited liability company
NHI/LAURENS, LLC,
a Delaware limited liability company
TEXAS NHI INVESTORS, LLC,
a Texas limited liability company
NHI OF PARIS, LLC,
a Delaware limited liability company
NHI OF SAN ANTONIO, LLC,
a Delaware limited liability company
NHI OF EAST HOUSTON, LLC,
a Delaware limited liability company
NHI OF NORTHWEST HOUSTON, LLC,
a Delaware limited liability company
NHI-REIT OF FLORIDA, LLC,
a Delaware limited liability company
NHI-REIT OF MINNESOTA, LLC,
a Delaware limited liability company
NHI-REIT OF TENNESSEE, LLC,
a Tennessee limited liability company
NHI SELAH PROPERTIES, LLC,
a Delaware limited liability company
NHI-REIT OF NORTHEAST, LLC,
a Delaware limited liability Company
NHI OF ENNIS, LLC,
a Delaware limited liability company
NHI OF GREENVILLE, LLC,
a Delaware limited liability Company
NHI OF NORTH HOUSTON, LLC,
a Delaware limited liability company
NHI OF WEST HOUSTON, LLC,
a Delaware limited liability Company
NHI-REIT OF WASHINGTON, LLC,
a Delaware limited liability Company

By:    National Health Investors, Inc., the Sole
Member of each limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    CEO

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

NHI REIT OF ALABAMA, L.P.,
an Alabama limited partnership
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP,
an Arizona limited partnership
NHI-REIT OF CALIFORNIA, LP,
a California limited partnership
NHI/REIT OF FLORIDA, L.P.,
a Florida limited partnership
NHI-REIT OF GEORGIA, L.P.,
a Georgia limited partnership
NHI-REIT OF IDAHO, L.P.,
an Idaho limited partnership
NHI OF KANSAS, L.P.,
a Kansas limited partnership
NHI-REIT OF MISSOURI, LP,
a Missouri limited partnership
NHI-REIT OF NEW JERSEY, L.P.,
a New Jersey limited partnership
NHI-REIT OF PENNSYLVANIA, L.P.,
a Pennsylvania limited partnership
NHI-REIT OF SOUTH CAROLINA, L.P.,
a South Carolina limited partnership
NHI-REIT OF TEXAS, L.P.,
a Texas limited partnership
NHI-REIT OF VIRGINIA, L.P.,
a Virginia limited partnership

By:    NHI/REIT, Inc., the sole General             Partner of each limited partnership

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

INTERNATIONAL HEALTH INVESTORS, INC., a
Maryland corporation

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

NHI OF KYLE, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF OHIO, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF OREGON, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF WISCONSIN, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI PROPCO, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

NHI-SS TRS, LLC,
a Delaware limited liability company

By:    J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President
NHI-REIT OF NEXT HOUSE, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF MARYLAND, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

MYRTLE BEACH RETIREMENT RESIDENCE, LLC,
an Oregon limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

VOORHEES RETIREMENT RESIDENCE, LLC,
an Oregon limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF SEASIDE, LLC,
a Delaware limited liability company

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

LIMITED GUARANTORS:

NHI-BICKFORD RE, LLC

By:    NHI Propco, LLC, Inc. its Managing
Member

By:/s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

WABASH BICKFORD COTTAGE, L.L.C.,
a Kansas limited liability Company

By:    NHI-Bickford RE, LLC, the Sole
Member of each limited liability         company

By:	NHI Propco, LLC, its Managing Member

By:    /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

BICKFORD MASTER II, L.L.C.,
a Kansas limited liability Company

By:    Sycamore Street, LLC, its Managing
Member

By: /s/ Michael D. Eby                    Name:    Michael D. Eby
Title:    Co-President

BICKFORD OF CARMEL, LLC,
a Kansas limited liability Company
BICKFORD OF CROWN POINT, LLC,
a Kansas limited liability Company
BICKFORD OF GREENWOOD, LLC,
a Kansas limited liability Company
WABASH BICKFORD COTTAGE OPCO, LLC,
a Kansas limited liability Company
BICKFORD MASTER I, L.L.C.,
a Kansas limited liability Company

By:    Bickford Master II, L.L.C., the                 Sole Member of each limited liability             company

By:	Sycamore Street, LLC, its Managing Member

By: /s/ Michael D. Eby
Name:    Michael D. Eby
Title:    Co-President

BICKFORD OF TINLEY PARK, LLC, a Kansas limited liability company
BICKFORD OF SPOTSYLVANIA, LLC, a Kansas limited liability company
BICKFORD OF CHESTERFIELD, LLC, a Kansas limited liability company
By: /s/ Michael D. Eby
Name:    Michael D. Eby
Title:    Co-President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Bank, and Lender
By:     /s/ Darin Mullis________________________
Name:    _Darin Mullis _________________________
Title:    _Director_____________________________

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

BANK OF AMERICA, N.A., as Lender

By: /s/ H. Hope Walker
Name: H. Hope Walker
Title: VP

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Brendan Poe
Name: Brendan Poe
Title: Executive Director

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

BANK OF MONTREAL, as Lender

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Director

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

KEYBANK NATIONAL ASSOCIATION, as Lender

By: /s/ Laura Conway
Name: Laura Conway
Title: Vice President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

REGIONS BANK, as Lender

By: /s/ Michael J. Kinnick
Name: Michael J. Kinnick
Title: Vice President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Derek Zoller
Name: Derek Zoller
Title: authorized signatory

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

PINNACLE BANK, as Lender

By: /s/ Allison H. Jones
Name: Allison H. Jones
Title: SVP

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

UNITED COMMUNITY BANK, as Lender

By: /s/ Julie Varner
Name: Julie Varner
Title: Vice President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

STIFEL BANK & TRUST, as Lender

By: /s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

UMB BANK, N.A., as Lender

By: /s/ S. Scott Heady
Name: S. Scott Heady
Title: Senior Vice President

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

Goldman Sachs Bank, USA, as Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

Royal Bank Of Canada, as Lender

By: /s/ Rina Kansagra
Name: Rina Kansagra
Title: Authorized Signatory

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page

ANNEX A

REVOLVING CREDIT COMMITMENTS

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage
Wells Fargo Bank, National Association	$55,000,000	0.100000000
Bank of America, N.A.	$105,000,000	0.190909091
JPMorgan Chase Bank, N.A.	$105,000,000	0.190909091
Bank of Montreal	$42,000,000	0.076363636
KeyBank National Association	$52,000,000	0.094545455
Capital One, National Association	$42,000,000	0.076363636
Regions Bank	$42,000,000	0.076363636
Goldman Sachs Bank USA	$50,000,000	0.090909091
Pinnacle Bank	$23,000,000	0.041818182
Royal Bank of Canada	$20,000,000	0.036363636
United Community Bank	$5,000,000	0.009090909
Stifel Bank & Trust	$2,000,000	0.003636364
UMB Bank, N.A.	$7,000,000	0.012727273
Total:	550, 000,000.00	100%

National Health Investors, Inc.
Third Amendment and Incremental Facility Agreement
Signature Page